EXHIBIT 99.2

WaMu Capital Corp.
05-8 30 yr Conforming
30 Year Conforming Alt A
1,573 records
Balance: 313,566,659

Selection Criteria: 30 Year Conforming Alt A
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 1573
Total Balance: 313,566,659.40
Weighted Average Note Rate: 6.048
Non-Zero Weighted Average Original LTV: 71.82
Calif %: 28.11
Non-Zero Weighted Average FICO: 717
Stated Original WAM: 359
Stated Current WAM: 358.66
Weighted Average Age: 0.22

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.000	4.750	1	320,000.00
5.125	4.875	3	1,035,500.00
5.250	5.000	12	2,562,050.00
5.375	5.125	34	8,996,690.00
5.500	5.250	77	16,814,380.05
5.625	5.375	132	29,602,956.00
5.630	5.380	1	245,000.00
5.750	5.500	182	39,975,311.13
5.875	5.625	274	56,572,705.86
5.880	5.630	3	719,250.00
6.000	5.750	158	33,112,232.70
6.125	5.875	105	20,644,002.72
6.250	6.000	151	27,242,083.23
6.375	6.125	106	20,629,243.00
6.380	6.130	2	240,800.00
6.500	6.250	99	17,942,302.26
6.625	6.375	53	9,471,830.07
6.630	6.380	1	77,400.00
6.750	6.500	48	7,542,551.33
6.875	6.625	60	9,688,928.00
6.880	6.630	4	731,400.00
7.000	6.750	18	2,304,073.19
7.125	6.875	5	707,976.00
7.250	7.000	9	1,624,870.00
7.375	7.125	6	749,200.00
7.380	7.130	1	120,000.00
7.500	7.250	8	1,326,309.86
7.625	7.375	2	264,600.00
7.750	7.500	3	265,754.00
7.875	7.625	6	869,940.00
8.000	7.750	1	49,200.00
8.125	7.875	1	103,920.00
8.250	8.000	3	486,100.00
8.500	8.250	1	243,000.00
8.750	8.500	1	119,700.00
9.250	9.000	2	165,400.00
Total:	5.798	1573	313,566,659.40

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.751 - 5.000	1	320,000.00	0.10	5.000	360	0	360	720	78	320,000.00
5.001 - 5.250	15	3,597,550.00	1.15	5.214	348	0	348	741	67	239,836.67
5.251 - 5.500	111	25,811,070.05	8.23	5.456	359	0	359	731	68	232,532.16
5.501 - 5.750	315	69,823,267.13	22.27	5.697	359	0	359	727	67	221,661.17
5.751 - 6.000	435	90,404,188.56	28.83	5.921	358	0	358	718	71	207,825.72
6.001 - 6.250	256	47,886,085.95	15.27	6.196	360	0	359	714	74	187,055.02
6.251 - 6.500	207	38,812,345.26	12.38	6.433	359	0	359	711	77	187,499.25
6.501 - 6.750	102	17,091,781.40	5.45	6.680	360	0	360	696	77	167,566.48
6.751 - 7.000	82	12,724,401.19	4.06	6.898	360	0	360	707	76	155,175.62
7.001 - 7.250	14	2,332,846.00	0.74	7.212	360	0	360	675	75	166,631.86
7.251 - 7.500	15	2,195,509.86	0.70	7.451	360	0	360	683	84	146,367.32
7.501 - 7.750	5	530,354.00	0.17	7.688	360	0	360	687	84	106,070.80
7.751 - 8.000	7	919,140.00	0.29	7.882	360	0	360	675	86	131,305.71
8.001 - 8.250	4	590,020.00	0.19	8.228	360	0	360	685	83	147,505.00
8.251 - 8.500	1	243,000.00	0.08	8.500	360	0	360	707	90	243,000.00
8.501 - 8.750	1	119,700.00	0.04	8.750	360	0	360	694	90	119,700.00
9.001 - 9.250	2	165,400.00	0.05	9.250	360	0	360	693	85	82,700.00
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	19	791,362.00	0.25	6.727	352	718	79	41,650.63
50,000.01 - 100,000.00	181	14,594,073.50	4.65	6.316	359	713	71	80,630.24
100,000.01 - 150,000.00	344	43,685,388.00	13.93	6.194	358	720	73	126,992.41
150,000.01 - 200,000.00	338	59,662,925.00	19.03	6.063	359	717	73	176,517.53
200,000.01 - 250,000.00	240	54,301,302.00	17.32	6.008	359	717	71	226,255.42
250,000.01 - 300,000.00	206	56,537,306.00	18.03	6.041	359	716	73	274,452.94
300,000.01 - 350,000.00	156	50,897,314.00	16.23	5.948	359	720	70	326,264.83
350,000.01 - 400,000.00	76	27,425,000.00	8.75	5.946	360	716	70	360,855.26
400,000.01 - 450,000.00	8	3,409,000.00	1.09	5.891	360	693	68	426,125.00
450,000.01 - 500,000.00	5	2,270,350.00	0.72	5.776	360	729	74	454,070.00
Total:	1573	313,574,020.50	100.00	6.048	359	717	72	199,347.76

Min: 30,000.00
Max: 456,000.00
Avg: 199,347.76
Total: 313,574,020.50

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	19	791,362.00	0.25	6.727	352	0	352	718	79	41,650.63
50,000.01 - 100,000.00	181	14,593,412.84	4.65	6.316	359	0	359	713	71	80,626.59
100,000.01 - 150,000.00	344	43,683,967.59	13.93	6.194	358	0	358	720	73	126,988.28
150,000.01 - 200,000.00	338	59,659,584.32	19.03	6.063	359	0	359	717	73	176,507.65
200,000.01 - 250,000.00	240	54,301,051.23	17.32	6.008	359	0	358	717	71	226,254.38
250,000.01 - 300,000.00	206	56,536,292.22	18.03	6.041	359	0	359	716	73	274,448.02
300,000.01 - 350,000.00	156	50,896,639.20	16.23	5.948	359	0	359	720	70	326,260.51
350,000.01 - 400,000.00	76	27,425,000.00	8.75	5.946	360	0	360	716	70	360,855.26
400,000.01 - 450,000.00	8	3,409,000.00	1.09	5.891	360	0	360	693	68	426,125.00
450,000.01 - 500,000.00	5	2,270,350.00	0.72	5.776	360	0	360	729	74	454,070.00
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

Min: 30,000.00
Max: 456,000.00
Avg: 199,347.76
Total: 313,574,020.50

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	287	58,741,688.41	18.73	5.856	357	0	357	726	49	204,674.87
60.01 - 70.00	218	50,878,265.00	16.23	5.946	359	0	359	709	66	233,386.54
70.01 - 75.00	122	26,212,412.81	8.36	6.052	359	0	359	717	74	214,855.84
75.01 - 80.00	853	162,755,209.82	51.90	6.117	359	0	359	717	80	190,803.29
80.01 - 85.00	9	1,831,450.00	0.58	6.106	360	0	360	708	84	203,494.44
85.01 - 90.00	59	8,798,660.50	2.81	6.414	360	0	360	715	90	149,129.84
90.01 - 95.00	23	4,059,246.86	1.29	6.432	360	0	360	687	94	176,488.99
95.01 >=	2	289,726.00	0.09	7.037	360	0	360	651	100	144,863.00
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	152	30,012,195.62	9.57	6.024	360	0	360	727	71	197,448.66
Cooperative	5	743,750.00	0.24	6.166	360	1	359	733	76	148,750.00
PUD	330	66,129,130.69	21.09	6.017	360	0	360	720	74	200,391.31
Single Family Residence	1009	198,113,111.79	63.18	6.051	358	0	358	714	71	196,346.00
Three/Four Family	26	6,794,247.80	2.17	6.158	353	0	353	720	64	261,317.22
Two Family	51	11,774,223.50	3.75	6.165	360	0	360	719	71	230,867.13
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	346	88,128,471.80	28.11	5.896	359	0	359	720	64	254,706.57
FL	152	26,481,195.15	8.45	6.338	360	0	360	709	74	174,218.39
AZ	127	25,133,041.24	8.02	6.000	360	0	360	722	73	197,897.96
TX	99	14,343,534.00	4.57	6.104	359	0	359	720	80	144,884.18
CO	87	17,988,776.50	5.74	5.867	360	0	360	732	76	206,767.55
WA	79	16,557,083.00	5.28	5.818	360	0	360	724	74	209,583.33
GA	55	9,225,820.00	2.94	6.071	360	0	360	714	77	167,742.18
OR	49	9,300,531.32	2.97	5.937	360	0	360	715	75	189,806.76
NY	46	11,316,520.00	3.61	6.155	358	0	357	709	72	246,011.30
OH	45	5,980,713.00	1.91	6.114	358	0	358	705	80	132,904.73
Other	488	89,110,973.39	28.42	6.188	358	0	357	714	74	182,604.45
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	17	2,912,853.26	0.93	5.800	240	0	240	729	66	171,344.31
360	1556	310,653,806.14	99.07	6.051	360	0	360	717	72	199,648.98
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	272	49,572,408.71	15.81	6.040	358	0	358	711	77	182,251.50
No Doc/NINA	318	60,315,017.59	19.24	6.095	359	0	359	720	67	189,669.87
No Ratio/NORA	72	14,290,129.19	4.56	6.118	358	0	358	707	68	198,474.02
Red/Low/Expr/Stated	911	189,389,103.91	60.40	6.030	359	0	359	718	72	207,891.44
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
560 - 579	1	168,000.00	0.05	6.750	360	1	359	560	80	168,000.00
580 - 599	2	525,000.00	0.17	6.280	360	1	359	593	61	262,500.00
600 - 619	4	1,098,400.00	0.35	6.155	360	0	360	612	65	274,600.00
620 - 639	55	10,622,190.48	3.39	6.374	360	0	360	630	74	193,130.74
640 - 659	108	21,828,115.00	6.96	6.176	359	0	359	651	72	202,112.18
660 - 679	201	39,438,187.48	12.58	6.083	359	0	358	670	72	196,209.89
680 - 699	223	44,157,523.50	14.08	6.111	360	0	360	690	71	198,015.80
700 - 719	249	48,359,834.53	15.42	6.117	359	0	359	709	74	194,216.20
720 - 739	217	44,036,379.53	14.04	6.007	358	0	358	729	73	202,932.62
740 - 759	168	33,255,436.85	10.61	5.962	359	0	359	750	72	197,949.03
760 - 779	181	37,368,492.89	11.92	5.939	358	0	358	769	72	206,455.76
780 - 799	111	23,030,225.14	7.34	5.883	360	0	360	788	68	207,479.51
800 - 820	52	9,572,874.00	3.05	5.896	356	0	355	807	66	184,093.73
821 >=	1	106,000.00	0.03	5.750	360	0	360	821	80	106,000.00
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	776	143,340,550.93	45.71	6.100	360	0	360	725	77	184,717.20
Refi - Cash Out	570	125,939,337.99	40.16	6.008	358	0	358	710	67	220,946.21
Refi - Rate Term	227	44,286,770.48	14.12	5.997	357	0	357	713	70	195,095.91
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	211	33,775,171.93	10.77	6.289	358	0	358	729	68	160,071.90
Owner Occupied	1305	268,266,440.33	85.55	6.015	359	0	359	716	72	205,568.15
Second Home	57	11,525,047.14	3.68	6.110	360	0	360	714	73	202,193.81
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	1045	192,401,779.40	61.36	6.120	358	0	358	714	72	184,116.54
120	528	121,164,880.00	38.64	5.934	360	0	360	722	72	229,478.94
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	1385	272,511,820.40	86.91	6.085	359	0	359	717	72	196,759.44
12	2	675,000.00	0.22	6.208	360	0	360	665	77	337,500.00
36	162	36,830,689.00	11.75	5.760	358	0	358	718	67	227,349.93
42	1	180,000.00	0.06	6.500	360	1	359	632	80	180,000.00
60	23	3,369,150.00	1.07	6.185	356	1	355	725	76	146,484.78
Total:	1573	313,566,659.40	100.00	6.048	359	0	359	717	72	199,343.08

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\September Position\September Position, 8-10-05.cas
Aug 12, 2005 08:47